Exhibit 99.2

Execution Version

CONTINUING GUARANTY AGREEMENT

THIS CONTINUING GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of December 9, 2005, is made by MATTEL, INC., a Delaware corporation (the “Guarantor”) to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders” now or hereafter party to the Credit Agreement defined below, collectively with the Administrative Agent, the “Guarantied Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, the Guarantied Parties have agreed to provide to Mattel Asia Pacific Sourcing Limited, a corporation organized under the laws of Hong Kong (the “Borrower”) certain credit facilities, including a term loan facility and a revolving credit facility pursuant to the terms of that certain Credit Agreement dated as of December 9, 2005, among the Borrower, the Guarantor, the Administrative Agent and the Lenders (as from time to time amended, modified, supplemented or restated, the “Credit Agreement”); and

WHEREAS, the Guarantor owns, directly or indirectly, all of the outstanding equity interests in the Borrower; and

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Guarantor enter into this Guaranty Agreement guaranteeing all obligations of every nature of the Borrower from time to time owed under or in respect of the Credit Agreement, the Loans and the other Loan Documents (all such obligations are referred to herein as the “Obligations”);

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. For valuable consideration, the undersigned Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Administrative Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Guarantied Parties. The term Obligations is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Borrower, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys’ fees (including the allocated cost of in-house counsel), costs, premiums, charges, or interest owed by the Borrower to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

2. This Guaranty Agreement is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Borrower to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by the Guarantor shall not reduce its maximum obligation hereunder.

3. The Guarantor agrees that it is directly and primarily liable to the Administrative Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Borrower, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Administrative Agent and the Guarantied Parties to the Borrower or any other guarantor shall not release it from this Guaranty Agreement.

4. The obligations of the Guarantor under this Guaranty Agreement shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor:

(a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

(b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement;

(c) the waiver of the payment, performance or observance of any of the Obligations;

(d) the taking or omitting to take any enforcement actions referred to in any Loan Document or of any action under this Guaranty Agreement;

(e) any failure, omission or delay on the part of the Administrative Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty Agreement, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Administrative Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

(f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Borrower or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty Agreement in any such proceeding;

(g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

(h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

To the extent any of the foregoing refers to any actions which the Administrative Agent or the Guarantied Parties may take, the Guarantor hereby agrees that the Administrative Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Administrative Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

5. The Guarantor hereby waives:

(a) any and all rights to require the Administrative Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Borrower or any other party liable to the Administrative Agent or the Guarantied Parties on account of the Obligations;

(b) any right to assert against the Administrative Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Borrower or any other party liable to the Administrative Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

(c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

(d) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor’s subrogation rights, rights to proceed against the Borrower for reimbursement, or any other rights of the Guarantor to proceed against the Borrower, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Administrative Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate the Guarantor’s right of subrogation against the Borrower, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

(e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty Agreement, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled; and

(f) without limiting the generality of the foregoing, to the fullest extent permitted by law, the Guarantor hereby expressly waives any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, or which may conflict with the terms of this Guaranty Agreement, including any rights and defenses available to the Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code and any and all benefits that otherwise might be available to the Guarantor under California Civil Code Sections 1432, 2809, 2810, 2815, 2819, 2825, 2839, 2845, 2849, 2850, 2899 and 3433.

No provision or waiver in this Guaranty Agreement shall be construed as limiting the generality of any other provision or waiver contained in this Guaranty Agreement.

6. The Guarantor hereby agrees that unless and until all Obligations have been paid to the Administrative Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Borrower or any other guarantor, if any, and shall not seek to assert or enforce the same. Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate Guarantor’s right of subrogation if any, against the Borrower and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, Guarantor hereby authorizes and empowers the Administrative Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

7. The Guarantor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Borrower, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Administrative Agent or the Guarantied Parties to disclose to it any information which the Administrative Agent or any Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

8. The Administrative Agent and each Lender’s books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

9. The Guarantor represents and warrants for and with respect to itself that:

(a) The Guarantor is a corporation duly organized and existing under the laws of the state of California, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges have complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or under any instrument or agreement required hereunder;

(b) The execution, delivery and performance of this Guaranty Agreement and any instrument or agreement required hereunder are within the power of the Guarantor, have been duly authorized by, and are not in conflict with the terms of any charter, by-law or other organization papers of, the Guarantor;

(c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty Agreement or any instrument or agreement required hereunder, except as may have been obtained and certified copies of which have been delivered to Administrative Agent and the Guarantied Parties;

(d) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Guarantor, which would be contravened by the execution, delivery, performance or enforcement of this Guaranty Agreement or any instrument or agreement required hereunder;

(e) This Guaranty Agreement is a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by the application of general principles of equity; and

(f) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty Agreement.

10. Any one of the following events shall constitute an “Event of Bankruptcy:”

(a) The Guarantor or the Borrower is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing;

(b) An involuntary petition is filed against the Guarantor or the Borrower under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession. custody or control of any property of the Guarantor or the Borrower, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

Upon the occurrence of an Event of Bankruptcy, without notice or demand, any and all of the Guarantor’s obligations under this Guaranty Agreement shall become due, payable and enforceable against the Guarantor whether or not the Obligations are then due and payable.

11. All notices and other communications hereunder shall be delivered in the manner and with the effect provided in the Credit Agreement.

12. This Guaranty Agreement shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent’s and the Guarantied Parties’ successors and assigns. This Guaranty Agreement cannot be assigned by the Guarantor without the prior written consent of the Administrative Agent and the Guarantied Parties which shall be in the Administrative Agent’s and the Guarantied Parties’ sole and absolute discretion.

13. No failure or delay by the Administrative Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

14. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of in-house counsel and staff) for the Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Administrative Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of in-house counsel and staff), in connection with the enforcement of this Guaranty Agreement (whether or not suit is brought).

15. No modification of this Guaranty Agreement shall be effective for any purpose unless it is in writing and executed by an officer of the Administrative Agent authorized to do so. This Guaranty Agreement merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty Agreement which preceded or may accompany the execution of this Guaranty Agreement.

16. This Guaranty Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California without reference to the principles of conflicts of laws thereof.

17. (a) THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY OF THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY

SUCH SUIT, ACTION OR PROCEEDING, AND THE GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(b) THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO THE GUARANTOR IN EFFECT PURSUANT TO SECTION 11 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF CALIFORNIA.

(c) NOTHING CONTAINED IN SUBSECTIONS (a) OR (B) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE GUARANTOR MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

(d) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE GUARANTIED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(e) THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

18. This Guaranty Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

19. Any indebtedness of the Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Borrower to the Administrative Agent and the Guarantied Parties; and such indebtedness of the Borrower to the Guarantor if the Administrative Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Administrative Agent and the Guarantied Parties and be paid over to the Administrative Agent on account of the indebtedness of the Borrower to the Administrative Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty Agreement.

20. It is not necessary for the Guarantied Parties to inquire into the powers of any Guarantied Party or of the officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Continuing Guaranty Agreement as of the day and year first written above.

GUARANTOR:

MATTEL, INC.

By:	/s/ Michael A. Salop
Name:	Michael A. Salop
Title:	Treasurer and Senior Vice President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anthea Del Bianco
Name:	Anthea Del Bianco
Title:	Vice President

Signature Page

Continuing Guaranty Agreement